THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                            Lincoln National Capital
                             Appreciation Fund, Inc.
                Supplement Dated August 28, 2000 to Statement of
                    Additional Information Dated May 1, 2000

     This supplement describes certain changes to the Statement of Additional Information ("SAI") for the Lincoln National Capital Appreciation Fund, Inc. (the "Fund"). The following replaces the first paragraph on page A-3 of the General SAI Disclosure:

         Effective July 12, 2000, Janus Capital is owned in part by Stilwell Financial, Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects at least a majority of Janus Capital's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.

     Please keep this Supplement with your Statement of Additional Information for your future reference.